                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                               VideoServer, Inc.
                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

[VIDEOSERVER LOGO]                                                 [Ezenia LOGO]

                                                              September 27, 1999

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of VideoServer, Inc., which will be held at the offices of the Company, 63 Third Avenue, Burlington, Massachusetts 01803, on Thursday, November 4, 1999 at 10:00 a.m., EST.

     The Notice of Special Meeting of Shareholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, accompany this letter.

     All shareholders are invited to attend the Meeting. To ensure your representation at the Meeting, however, you are urged to vote by proxy by following one of these steps as promptly as possible:

          (A) Complete, date, sign and return the enclosed Proxy Card (a postage-prepaid envelope is enclosed for that purpose); or

          (B) Vote via the Internet (see instructions on the enclosed Proxy
     Card); or

          (C) Vote via telephone (toll free) in the United States or Canada (see instructions on the enclosed Proxy Card).

     The Internet and telephone voting procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any registered shareholder interested in voting via the Internet or telephone are set forth in the Proxy Card. Your shares cannot be voted unless you date, sign, and return the enclosed proxy card, vote via the Internet or telephone or attend the Meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before the shareholders is important.

                                            Very truly yours,

                                            /s/ Khoa D. Nguyen
                                            KHOA D. NGUYEN
                                            President and
                                            Chief Executive Officer

                               VIDEOSERVER, INC.
                                63 THIRD AVENUE
                        BURLINGTON, MASSACHUSETTS 01803

                         ------------------------------

                           NOTICE OF SPECIAL MEETING
                                OF SHAREHOLDERS
                         ------------------------------

TO OUR SHAREHOLDERS:

     A Special Meeting of Shareholders (the "Meeting") of VideoServer, Inc., a Delaware corporation (the "Company"), will be held on Thursday, November 4, 1999 at 10:00 a.m., EST, at the offices of the Company, 63 Third Avenue, Burlington, Massachusetts 01803. The purposes of the Meeting shall be to approve an amendment to the Certificate of Incorporation of the Company ("Charter"), changing the name of the Company to "Ezenia! Inc." Shareholders of record on the books of the Company at the close of business on September 15, 1999 will be entitled to notice of and to vote at the Meeting.

     Please sign, date, and return the enclosed proxy card in the enclosed envelope, or vote via telephone or the Internet (pursuant to the instructions on the enclosed Proxy Card) at your earliest convenience. If you return the proxy or vote via telephone or the Internet, you may nevertheless attend the Meeting and vote your shares in person.

     All shareholders of the Company are cordially invited to attend the Meeting.

                                            By Order of the Board of Directors

                                            /s/ Paul L. Criswell
                                            PAUL L. CRISWELL
                                            Assistant Secretary

Burlington, Massachusetts
September 27, 1999

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED FROM WITHIN THE UNITED STATES.

                               VIDEOSERVER, INC.
                                63 THIRD AVENUE
                        BURLINGTON, MASSACHUSETTS 01803

                         ------------------------------

                                PROXY STATEMENT
                         ------------------------------

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 4, 1999

     Proxies enclosed with this Proxy Statement are solicited by the Board of Directors of VideoServer, Inc., a Delaware corporation (the "Company"), for use at the Special Meeting of Shareholders (the "Meeting") to be held on Thursday, November 4, 1999 at 10:00 a.m., EST, at the offices of the Company, 63 Third Avenue, Burlington, Massachusetts 01803, and any adjournments thereof.

     Registered shareholders can vote their shares via (1) a toll-free telephone call from the U.S. or Canada, or (2) the Internet or (3) by mailing their signed proxy card. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any registered shareholder interested in voting via telephone or the Internet are set forth on the enclosed proxy card.

     Shares represented by duly executed proxies received by the Company prior to the Meeting will be voted as instructed in the proxy on each matter submitted to the vote of shareholders. If any duly-executed proxy is returned without voting instructions, the persons named as proxies thereon intend to vote all shares represented by such proxy FOR the Charter amendment described in this Proxy Statement. This Proxy Statement and the proxy enclosed herewith were first mailed to shareholders on or about September 27, 1999.

     Any shareholder may revoke a proxy at any time prior to its exercise by delivering a later-dated proxy, by making an authorized telephone or Internet communication on a later date in accordance with the instructions on the enclosed Proxy Card, by written notice of revocation to the Secretary of the Company at the address of the Company set forth above, or by voting in person at the Meeting. If a shareholder does not intend to attend the Meeting, any written proxy or notice should be returned for receipt by the Company, and any telephonic or Internet vote should be made, not later than the close of business on November 3, 1999. The persons named in the proxies are employees of the Company. The Company will bear the cost of solicitation of proxies relating to the Meeting.

     Only shareholders of record as of the close of business on September 15, 1999 (the "Record Date") will be entitled to notice of and to vote at the Meeting and any adjournments thereof.

     As of the Record Date there were 13,584,956 shares (excluding treasury shares) of the Company's Common Stock, $.01 par value (the "Common Stock"), issued and outstanding. Such shares of Common Stock are the only voting securities of the Company. Shareholders are entitled to cast one vote for each share of Common Stock held of record on the Record Date.

     The Board of Directors of the Company (the "Board of Directors") is not aware of any other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all duly executed proxies received by the Company will be voted with respect thereto in accordance with the best judgment of the persons named in the proxies.

     The mailing address of the Company's principal executive offices is 63 Third Avenue, Burlington, Massachusetts 01803.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of September 1, 1999 (i) by each person who is known by the Company to own beneficially more than five percent (5%) of the Company's Common Stock, (ii) by each of the Company's directors,
(iii) by each of the five most highly-compensated (in 1998) Executive Officers of the Company and (iv) by all directors and executive officers as a group.

                                                              SHARES BENEFICIALLY OWNED
                                                              --------------------------
          DIRECTORS, OFFICERS AND 5% SHAREHOLDERS               NUMBER          PERCENT
          ---------------------------------------             -----------      ---------
Kopp Investment Advisors, Inc. (1)..........................   1,769,750         13.1%
  7701 France Avenue South, Suite 500
  Edina, Minnesota 55435
Wellington Management Company LLP (2).......................   1,643,380         12.4%
  75 State Street
  Boston, Massachusetts 02109
State of Wisconsin Investment Board (3).....................   1,358,800         10.2%
  121 East Wilson Street Madison,
  Wisconsin 53707
Vanguard Explorer Fund Inc. (4).............................   1,004,200          7.6%
  P.O. Box 2600
  Valley Forge, Pennsylvania 19482
Robert L. Castle (5)........................................     116,503            *
Paul Ferri (6)..............................................      38,910            *
William E. Foster (7).......................................      39,500            *
Steven C. Walske (8)........................................      36,500            *
Khoa D. Nguyen (9)..........................................     208,122          1.5%
Dane A. Donaldson(10).......................................      16,659            *
Gary J. Kraemer (11)........................................       7,741            *
Richard Moulds (12).........................................      30,184            *
Edward Wade (13)............................................      22,095            *
All executive officers and directors as a group (11              518,914          3.8%
  persons)(14)..............................................

---------------

  *  Less than 1%

 (1) Based on information contained in Schedule 13G/A filed by Kopp Investment Advisors, Inc. on June 7, 1999.

 (2) Based on information contained in Schedule 13G/A filed by Wellington Management Company LLP on February 10, 1999.

 (3) Based on information contained in Schedule 13G/A filed by the State of Wisconsin Investment Board, on February 2, 1999.

 (4) Based on information contained in Schedule 13G filed by Vanguard Explorer Fund Inc. on February 12, 1999.

 (5) Includes 7,000 shares that Mr. Castle has the right to acquire within 60 days of September 1, 1999 by the exercise of stock options.

 (6) Includes 26,500 shares that Mr. Ferri has the right to acquire within 60 days of September 1, 1999 by the exercise of stock options.

 (7) Includes 26,500 shares that Mr. Foster has the right to acquire within 60 days of September 1, 1998 by the exercise of stock options.

 (8) Includes 26,500 shares that Mr. Walske has the right to acquire within 60 days of September 1, 1999 by the exercise of stock options.

 (9) Includes 156,876 shares that Mr. Nguyen has the right to acquire within 60 days of September 1, 1999 by the exercise of stock options.

(10) Includes 15,813 shares that Mr. Donaldson has the right to acquire within 60 days of September 1, 1999 by the exercise of stock options.

(11) Includes 5,750 shares that Mr. Kraemer has the right to acquire within 60 days of September 1, 1999 by the exercise of stock options.

(12) Includes 28,500 shares that Mr. Moulds has the right to acquire within 60 days of September 1, 1999 by the exercise of stock options.

(13) Includes 14,062 shares that Mr. Wade has the right to acquire within 60 days of September 1, 1999 by the exercise of stock options.

(14) Includes 307,501 shares that directors and executive officers of the Company have the right to acquire within 60 days of September 1, 1999 by the exercise of stock options.

         PROPOSAL NUMBER 1, APPROVAL OF AMENDMENT TO CORPORATE CHARTER

     On September 8, 1999, the Board of Directors adopted an amendment to the Company's Charter changing the name of the Company to "Ezenia! Inc.", subject to shareholder approval. The new name is proposed to better reflect the Company's strategy of employing its technology in new interactive web server products, in addition to its core multimedia conferencing business. Upon approval by the shareholders, the proposed amendment will become effective upon the filing of a certificate of amendment with the Secretary of State of Delaware.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT

                               VOTING PROCEDURES

     The affirmative vote of a majority of the outstanding shares of the Company's Common Stock entitled to vote is required for approval of the amendment to the Charter.

                                 OTHER BUSINESS

     The Board of Directors knows of no business that will be presented for consideration at the Meeting other than that stated above. If other business should come before the Meeting, the persons named in the proxies solicited hereby, each of whom is an employee of the Company, may vote all shares subject to such proxies with respect to any such business in the best judgment of such persons.

                             SHAREHOLDER PROPOSALS

     It is currently contemplated that the 2000 Annual Meeting of Shareholders will be held on or about May 17, 2000. Proposals of shareholders intended for inclusion in the proxy statement to be furnished to all shareholders entitled to vote at the next annual meeting of the Company must be received at the Company's principal executive offices not later than December 15, 1999. It is suggested that proponents submit their proposals by certified mail, return receipt requested.

Dated: September 27, 1999

                                                                      1402-SM-99

                                  DETACH HERE


                                     PROXY

                               VIDEOSERVER, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              OF THE COMPANY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 4, 1999


     The undersigned hereby appoints Paul L. Criswell and Gary J. Kraemer as proxies, each with full power of substitution, and hereby authorizes them or either of them to represent and to vote as designated below all shares of Common Stock of VideoServer, Inc., held of record by the undersigned on September 15, 1999 at the Special Meeting of Shareholders to be held at the Offices of the Company, 63 Third Avenue, Burlington, Massachusetts at 10:00 a.m. EST on November 4, 1999 and at any adjournments or postponements thereof.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNERS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY.


-------------                                                    -------------
 SEE REVERSE    CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
    SIDE                                                              SIDE
-------------                                                    -------------

-----------------                        ----------------
VOTE BY TELEPHONE                        VOTE BY INTERNET
-----------------                        ----------------

It's fast, convenient, and immediate!    It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone     is immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683)

-------------------------------------    -------------------------------------
Follow these four easy steps:            Follow these four easy steps:

1. Read the accompanying Proxy           1. Read the accompanying Proxy
   Statement/Prospectus and Proxy Card.     Statement/Prospectus and Proxy Card.

2. Call the toll-free number             2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683). For     http://www.eproxyvote.com/vsvr
   shareholders residing outside the
   United States call collect on a       3. Enter your 14-digit Voter Control
   touch-tone phone 1-201-638-8073.         Number located on your Proxy Card
                                            above your name.
3. Enter your 14-digit Voter Control
   Number located on your Proxy Card     4. Follow the instructions provided.
   above your name.

4. Follow the recorded instructions.
-------------------------------------    -------------------------------------
YOUR VOTE IS IMPORTANT!                  YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!             Go to http://www.eproxyvote.com/vsvr
                                         anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


       [1402 - VIDEOSERVER, INC.] [FILE NAME: VDS82A.ELX] [VERSION - 2]
                            [09/17/99] [ORIG.9/17/99]


VDS82A                             DETACH HERE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.
                                                       FOR  AGAINST  ABSTAIN
                      1. Approval of amendment to
                         Certificate of Incorporation. [ ]    [ ]      [ ]



                      MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [ ]


                      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE.



                      Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held of record by a corporation, please sign in full corporate name by president or other authorized officer. Partnerships should sign in partnership name by an authorized signatory.



Signature: ______________ Date: ________ Signature: _____________ Date: _______